             Schedule 14A Information required in proxy statement.
                           Schedule 14A Information
               Proxy Statement Pursuant to Section 14(a) of the
            Securities and Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Preliminary Additional Materials
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14a-12

                     InterCapital Insured Municipal Trust
                   InterCapital Insured Municipal Bond Trust
                  InterCapital Insured Municipal Income Trust
             InterCapital California Insured Municipal Income Trust
                InterCapital Quality Municipal Investment Trust
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                Lou Anne McInnis
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)  Title of each of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

4)  Proposed maximum aggregate value of transaction:

5)  Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

1)  Amount Previously paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

                     INTERCAPITAL INSURED MUNICIPAL TRUST
                   INTERCAPITAL INSURED MUNICIPAL BOND TRUST
                  INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
             INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST


                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD OCTOBER 20, 1998

     Annual Meetings of Shareholders ("Meeting(s)") of INTERCAPITAL INSURED MUNICIPAL TRUST, INTERCAPITAL INSURED MUNICIPAL BOND TRUST, INTERCAPITAL INSURED MUNICIPAL INCOME TRUST, INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST, INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST, (individually, a "Trust" and, collectively, the "Trusts"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in the Career Development Room, 61st Floor, 2 World Trade Center, New York, New York 10048, on October 20, 1998 at 9:00 a.m., New York City time, for the following purposes:


MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

     1. For INTERCAPITAL INSURED MUNICIPAL TRUST and INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST, to elect three (3) Trustees to serve until the year 2001 Annual Meeting of each Trust and for INTERCAPITAL INSURED MUNICIPAL BOND TRUST, INTERCAPITAL INSURED MUNICIPAL INCOME TRUST and INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST, to elect one (1) Trustee, to serve until the year 2001 Annual Meeting of each Trust, or in each case until their successors shall have been elected and qualified;

     2. For each Trust, to ratify or reject the selection of PricewaterhouseCoopers LLP as each Trust's independent accountants for each Trust's fiscal year ending October 31, 1998; and

     3. To transact such other business as may properly come before the Meetings or any adjournments thereof.


MATTERS TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

     For each Trust, to elect one (1) Trustee to serve until the year 2001 Annual Meeting of each Trust or until his successor shall have been elected and qualified.

     Shareholders of record of each Trust as of the close of business on July 31, 1998 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

                                   BARRY FINK
                                   Secretary
August 7, 1998
New York, New York

-------------------------------------------------------------------------------

                                   IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

-------------------------------------------------------------------------------

                     INTERCAPITAL INSURED MUNICIPAL TRUST
                   INTERCAPITAL INSURED MUNICIPAL BOND TRUST
                  INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
             INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST


                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048


                             --------------------
                             JOINT PROXY STATEMENT
                             --------------------

                        ANNUAL MEETINGS OF SHAREHOLDERS

                                OCTOBER 20, 1998


     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of INTERCAPITAL INSURED MUNICIPAL TRUST ("INSURED MUNI TRUST"), INTERCAPITAL INSURED MUNICIPAL BOND TRUST ("INSURED MUNI BOND"), INTERCAPITAL INSURED MUNICIPAL INCOME TRUST ("INSURED MUNI INCOME"), INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST ("CAL INSURED MUNI INCOME"), and INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST ("QUALITY MUNI INVESTMENT") (individually, a "Trust" and, collectively, the "Trusts") for use at the Annual Meetings of Shareholders of the Trusts to be held jointly on October 20, 1998 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about August 7, 1998.


     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for the nominees for election as Trustee to be elected by all shareholders ("Shareholders") with respect to each Trust, and for the nominee to be elected by only the preferred shareholders ("Preferred Shareholders") of each respective Trust and in favor of Proposal 2 set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (if returned and received in time to be voted), or attendance and voting at the Annual Meetings of Shareholders. Attendance at the Meetings will not in and of itself revoke a proxy.


     Shareholders of record of each Trust as of the close of business on July 31, 1998, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to own as much as 5% of the outstanding shares of any of the Trusts on that date. The percentage ownership of shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The table below sets forth the total number of Common Shares and Preferred Shares outstanding for each Trust as of the Record Date:



                                      NUMBER OF COMMON      NUMBER OF PREFERRED
                                     SHARES OUTSTANDING     SHARES OUTSTANDING
                                            AS OF                  AS OF
                                        JULY 31, 1998          JULY 31, 1998
NAME OF FUND                            (RECORD DATE)          (RECORD DATE)
---------------------------------   --------------------   --------------------
INSURED MUNI TRUST ..............        22,416,813                2,600
INSURED MUNI BOND ...............         5,137,563                  600
INSURED MUNI INCOME .............        28,725,713                3,100
CAL INSURED MUNI INCOME .........        12,826,313                1,300
QUALITY MUNI INVESTMENT .........        18,047,013                2,100

     The cost of soliciting proxies for these Annual Meetings of Shareholders for each Trust, consisting principally of printing and mailing expenses, will be borne by each respective Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trusts, or officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") (formerly named Dean Witter InterCapital Inc.), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") and/or Dean Witter Reynolds Inc. ("DWR"), without special compensation therefor. In addition, each Trust may employ William F. Doring & Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Trust and will be borne by each respective Trust.

     William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers which would be borne by the Trust.

                    (1) ELECTION OF TRUSTEES FOR EACH TRUST

     The number of Trustees of each Trust has been fixed by the Trustees, pursuant to each Trust's Declaration of Trust, at nine. There are presently nine Trustees for each Trust. At the Meetings, pursuant to each Trust's Declaration of Trust, three nominees for INSURED MUNI TRUST and QUALITY MUNI INVESTMENT and one nominee for INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME are to be elected to each Trust's Board of Trustees by the holders of the Common Shares and the Preferred Shares of each respective Trust voting together as a single class. Additionally, pursuant to each respective Trust's Declaration of Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), one nominee Trustee for INSURED MUNI TRUST and QUALITY MUNI INVESTMENT and one nominee Trustee for INSURED

MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME is to be elected to the Board of Trustees of each respective Trust by the holders of the Preferred Shares of each of those Trusts voting separately as a single class, all as set forth below:

INSURED MUNI TRUST, QUALITY MUNI         INSURED MUNI BOND, INSURED MUNI INCOME,
   INVESTMENT--                          CAL INSURED MUNI INCOME--
Until the year 2001 Annual Meeting       Until the year 2001 Annual Meeting
----------------------------------       ----------------------------------
By all Shareholders:                     By all Shareholders:
Edwin J. Garn                            Michael Bozic
Michael E. Nugent
Philip J. Purcell                        By only Preferred Shareholders:
                                         Charles A. Fiumefreddo
By only Preferred Shareholders:
John R. Haire

     Seven of the current Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trusts, as that term is defined in the 1940 Act. The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Trusts and MSDW Advisors and thus, are not Independent Trustees. The nominees for election as Trustee have been proposed by the Trustees now serving, or in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards have been elected previously by the Shareholders of the Trusts.

     The nominees of the Boards of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for INSURED MUNI TRUST and QUALITY MUNI INVESTMENT--Edwin J. Garn, John R. Haire, Michael E. Nugent and Philip J. Purcell; for INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME--Michael Bozic and Charles A. Fuimefreddo. Should the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). With respect to each Trust, the election of the nominee listed above to be elected by only the Preferred Shareholders requires the approval of a majority of the Preferred Shares of the Trust represented and entitled to vote at the Meeting (voting separately as a single class).

     Pursuant to the provisions of the Declaration of Trust of each Trust, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of each Trust previously determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic and Fiumefreddo; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and Purcell. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In addition, pursuant to each Trust's Declaration of Trust and the 1940 Act, the Board of each Trust previously determined that one of the Class I Trustees and one of the Class III Trustees will be designated as Trustees to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and John
R. Haire serve as Trustees of each Trust's Board of Trustees on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class. In accordance with the above, the Trustees in Class III for INSURED MUNI TRUST and QUALITY MUNI INVESTMENT and the Trustees in Class I for INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME are standing for election at the Meetings and, if elected, will serve until the year 2001 Annual Meetings, or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

     The following information regarding each of the nominees for election as Trustee, and each of the other members of the Boards, includes his principal occupations and employment for at least the last five years, his age, shares of each Trust owned, if any, as of July 31, 1998 (shown in parentheses), positions with the Trusts, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 87 investment companies, including the Trusts, for which MSDW Advisors serves as investment manager or investment adviser (referred to herein as the "Morgan Stanley Dean Witter Funds") and the 11 investment companies for which MSDW Advisors' wholly-owned subsidiary, MSDW Services, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").


     The nominees for Trustee to be elected at the Meetings of INSURED MUNI TRUST and QUALITY MUNI INVESTMENT by all Shareholders are:

     EDWIN JACOB (JAKE) GARN, Trustee of each Trust since January, 1993*; age 65; Director or Trustee of the Morgan Stanley Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January, 1993); Director of Franklin Covey (time management systems) and John Alden Financial Corp. (health insurance), United Space Alliance (joint venture between Lockheed Martin and Boeing Company) and Nuskin Asia Pacific (multilevel marketing); Member of the board of various civic and charitable organizations.

     MICHAEL E. NUGENT, Trustee of each Trust since July, 1991*; age 62; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); director of various business organizations.

     PHILIP J. PURCELL, Trustee of each Trust since April, 1994*; age 54; Chairman of the Board of Directors and Chief Executive Officer of Morgan Stanley Dean Witter & Co. ("MSDW"), DWR and Novus Credit Services Inc.; Director of Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"); Director or Trustee of the Morgan Stanley Dean Witter Funds; Director and/or officer of various MSDW subsidiaries.

     The nominee for Trustee to be elected at the Meetings of INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME by all Shareholders is:


     MICHAEL BOZIC, Trustee of each Trust since April, 1994*; age 57; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November,
1995); Director or Trustee of the Morgan Stanley


----------
* This is the date the Trustee began serving the Morgan Stanley Dean Witter Funds complex.

Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-July, 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc. and Weirton Steel Corporation.

     The nominee for Trustee to be elected at the Meetings of INSURED MUNI TRUST and QUALITY MUNI INVESTMENT by only the Preferred Shareholders is:

     JOHN R. HAIRE, Trustee since January, 1981*; age 73; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds; Chairman of the Audit Committee and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978).

     The nominee for Trustee to be elected at the Meetings of INSURED MUNI BOND, INSURED MUNI INCOME and CAL INSURED MUNI INCOME by only the Preferred Shareholders is:

     CHARLES A. FIUMEFREDDO, Trustee of each Trust since July, 1991*; age 65; Chairman, Director or Trustee, President and Chief Executive Officer of the Morgan Stanley Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; formerly Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and MSDW Distributors, Executive Vice President and Director of DWR, Chairman and Director of MSDW Trust and Director and/or officer of various MSDW subsidiaries (until June, 1998).

     The Trustees who are not standing for re-election at any of the Meetings are:

     WAYNE E. HEDIEN, Trustee of each Trust since September, 1997;* age 64; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

     MANUEL H. JOHNSON, Trustee of each Trust since July, 1991*; age 49; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995), Director of Greenwich Capital Markets, Inc. (broker-dealer) and NVR Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

     JOHN L. SCHROEDER, Trustee of each Trust since April, 1994*; age 67; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (August, 1991-September, 1995).

     The executive officers of each Trust are: Barry Fink, Vice President, Secretary and General Counsel; Mitchell M. Merin, Vice President; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In


----------
* This is the date the Trustee began serving the Morgan Stanley Dean Witter Funds complex.

addition, Peter M. Avelar, Jonathan R. Page, Joseph Arcieri, Gerard Lian and Katherine H. Stromberg are Vice Presidents of each Trust and Frank Bruttomesso, Marilyn K. Cranney, Todd Lebo, LouAnne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Trust.

     Mr. Fink is 43 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February 1997) and Director (since July, 1998) of MSDW Advisors and MSDW Services and (since August 1996) Assistant Secretary of DWR; he is also Senior Vice President (since March,
1997), Assistant Secretary and Assistant General Counsel of MSDW Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors and MSDW Services. Mr. Merin is 44 years old and is currently President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust and Director of MSDW Trust, Executive Vice President and Director of DWR, Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries. Mr. Scanlan is 62 years old and is currently President, Chief Operating Officer and Director of MSDW Advisors and MSDW Services; he is also Executive Vice President of MSDW Distributors and Executive Vice President and Director of MSDW Trust. He was previously Executive Vice President of MSDW Advisors. Mr. Giambrone is 44 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust (since August, 1995) and Director of MSDW Trust (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 55 years old and is currently Executive Vice President and Chief Investment Officer of MSDW Advisors (since April, 1996) and Director of MSDW Trust (since April, 1996). He was previously Senior Vice President of MSDW Advisors (June, 1995-April, 1996). He was formerly a Managing Director at Dillon Read. Mr. Caloia is 52 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Mr. Willison is 54 years old and is currently Senior Vice President of MSDW Advisors. Mr. Avelar is 39 years old and is currently Senior Vice President of MSDW Advisors. Mr. Page is 51 years old and is currently Senior Vice President of MSDW Advisors. Mr. Arcieri is 49 years old and is currently Vice President of MSDW Advisors. Mr. Lian is 43 years old and is currently Vice President of MSDW Advisors. Ms. Stromberg is 50 years old and is currently Vice President of MSDW Advisors. Other than Mr. Giambrone and Mr. McAlinden, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 87 Morgan Stanley Dean Witter Funds, comprised of 133 portfolios. As of June 30, 1998, the Morgan Stanley Dean Witter Funds had total net assets of approximately $106.8 billion and more than six million shareholders.

     Seven Trustees (77% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

     All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the Audit Committee, the Derivatives Committee and the Independent Trustees held a combined total of seventeen meetings.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; and reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls.

     Finally, the Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     The following chart sets forth the number of meetings of the Board, the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.


      NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR


                                                          COMMITTEE
                                                            OF THE
                                              BOARD OF   INDEPENDENT     AUDIT     DERIVATIVES
                                    FISCAL    TRUSTEES     TRUSTEES    COMMITTEE    COMMITTEE
NAME OF FUND                       YEAR-END   MEETINGS     MEETINGS     MEETINGS    MEETINGS
--------------------------------- ---------- ---------- ------------- ----------- ------------
INSURED MUNI TRUST .............. 10/31/97       5           9            2            2
INSURED MUNI BOND ............... 10/31/97       5           9            2            2
INSURED MUNI INCOME ............. 10/31/97       5           9            2            2
CAL INSURED MUNI INCOME ......... 10/31/97       5           9            2            2
QUALITY MUNI INVESTMENT ......... 10/31/97       5           9            2            2

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.


SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of June 30, 1998, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $10.6 million.

     As of the record date for these meetings, the aggregate number of shares of each Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of each Trust's outstanding shares.


COMPENSATION OF INDEPENDENT TRUSTEES

     Each Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (each Trust pays the Chairman of the Audit Committee an additional annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by each Trust. Each Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees who are or have been employed by MSDW Advisors or an affiliated company receive no compensation or expense reimbursement from the Trusts for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees, for which services the Fund paid him an additional annual fee of $1,200.

     As of the date of this Proxy Statement, 57 of the Morgan Stanley Dean Witter Funds, including each of the Trusts represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Trust, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such

Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Trusts.

     The following tables illustrate the compensation paid to each Trust's Independent Trustees by each Trust for its last fiscal year, and the retirement benefits accrued to each Trust's Independent Trustees by the Trust for its last fiscal year and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement, as of the end of the Trust's last fiscal year.


INTERCAPITAL INSURED MUNICIPAL TRUST



                                         TRUST COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,700             $348               10                50.0%           $  875
Edwin J. Garn .................         1,900              577               10                50.0               875
John R. Haire .................         3,850              255               10                50.0             2,211
Wayne E. Hedien ...............           482                0                9                42.9               794
Dr. Manuel H. Johnson .........         1,850              233               10                50.0               875
Michael E. Nugent .............         1,900              436               10                50.0               875
John L. Schroeder .............         1,900              667                8                41.7               729

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



INTERCAPITAL INSURED MUNICIPAL BOND TRUST



                                         TRUST COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,700             $388               10                50.0%           $  875
Edwin J. Garn .................         1,900              577               10                50.0               875
John R. Haire .................         3,850              679               10                50.0             2,211
Wayne E. Hedien ...............           482                0                9                42.9               794
Dr. Manuel H. Johnson .........         1,850              233               10                50.0               875
Michael E. Nugent .............         1,900              436               10                50.0               875
John L. Schroeder .............         1,900              667                8                41.7               729

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST



                                         TRUST COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,700            $  353              10                50.0%           $  875
Edwin J. Garn .................         1,900               582              10                50.0               875
John R. Haire .................         3,750             1,853              10                50.0             2,079
Wayne E. Hedien ...............           482                 0               9                42.9               794
Dr. Manuel H. Johnson .........         1,850               237              10                50.0               875
Michael E. Nugent .............         1,900               442              10                50.0               875
John L. Schroeder .............         1,900               669               8                41.7               729

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.



INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST




                                         TRUST COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,700            $  348              10                50.0%           $  875
Edwin J. Garn .................         1,900               577              10                50.0               875
John R. Haire .................         3,850             1,905              10                50.0             2,079
Wayne E. Hedien ...............           482                 0               9                42.9               794
Dr. Manuel H. Johnson .........         1,850               233              10                50.0               875
Michael E. Nugent .............         1,900               436              10                50.0               875
John L. Schroeder .............         1,900               667               8                41.7               729

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST




                                         TRUST COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,700             $348               10                50.0%           $  875
Edwin J. Garn .................         1,900              577               10                50.0               875
John R. Haire .................         3,850              255               10                50.0             2,211
Wayne E. Hedien ...............           482                0                9                42.9               794
Dr. Manuel H. Johnson .........         1,850              233               10                50.0               875
Michael E. Nugent .............         1,900              436               10                50.0               875
John L. Schroeder .............         1,900              667                8                41.7               729

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies dependingon the Trustee's elections described in the discussion of the retirement program above.



     The following table illustrates the compensation paid to the Independent Trustees of the Trusts for the calendar year ended December 31, 1997 for services to the 84 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Morgan Stanley Dean Witter Fund commenced on September 1, 1997.


    CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS




                                                                        FOR SERVICE AS
                                                                         CHAIRMAN OF
                                                                         INDEPENDENT       FOR SERVICE AS       TOTAL CASH
                                 FOR SERVICE                              DIRECTORS/         CHAIRMAN OF       COMPENSATION
                               AS DIRECTOR OR       FOR SERVICE AS       TRUSTEES AND        INDEPENDENT      FOR SERVICES TO
                                 TRUSTEE AND          TRUSTEE AND           AUDIT             TRUSTEES       84 MORGAN STANLEY
                              COMMITTEE MEMBER     COMMITTEE MEMBER    COMMITTEES OF 84       AND AUDIT         DEAN WITTER
NAME OF                     OF 84 MORGAN STANLEY     OF 14 TCW/DW       MORGAN STANLEY    COMMITTEES OF 14     FUNDS AND 14
INDEPENDENT TRUSTEE           DEAN WITTER FUNDS          FUNDS        DEAN WITTER FUNDS     TCW/DW FUNDS       TCW/DW FUNDS
-------------------------- ---------------------- ------------------ ------------------- ------------------ ------------------
Michael Bozic ............        $133,602                   --                  --                 --           $133,602
Edwin J. Garn ............         149,702                   --                  --                 --            149,702
John R. Haire ............         149,702              $73,725            $157,463            $25,350            406,240
Wayne E. Hedien ..........          39,010                   --                  --                 --             39,010
Dr. Manuel H. Johnson              145,702               71,125                  --                 --            216,827
Michael E. Nugent ........         149,702               73,725                  --                 --            223,427
John L. Schroeder ........         149,702               73,725                  --                 --            223,427

     The following table illustrates the retirement benefits accrued to the Independent Trustees of the Trusts by the 57 Morgan Stanley Dean Witter Funds (including each of the Trusts represented in this proxy statement) for the year ended December 31, 1997, and the estimated retirement benefits for each Trust's Independent Trustees, to commence upon their retirement from the 57 Morgan Stanley Dean Witter Funds as of December 31, 1997.


  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS




                                       FOR ALL ADOPTING FUNDS
                                  ---------------------------------
                                     ESTIMATED
                                      CREDITED
                                       YEARS           ESTIMATED                                      ESTIMATED ANNUAL
                                   OF SERVICE AT     PERCENTAGE OF      RETIREMENT BENEFITS               BENEFITS
                                     RETIREMENT         ELIGIBLE        ACCRUED AS EXPENSES           UPON RETIREMENT
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)      COMPENSATION     BY ALL ADOPTING FUNDS     FROM ALL ADOPTING FUNDS(1)
-------------------------------   ---------------   ---------------   -----------------------   ---------------------------
Michael Bozic .................          10               58.82%            $   20,499                    $ 55,026
Edwin J. Garn .................          10               58.82                 30,878                      55,026
John R. Haire .................          10               58.82                (19,823)(2)                 132,002
Wayne E. Hedien ...............           9               50.00                      0                      46,772
Dr. Manuel H. Johnson .........          10               58.82                 12,832                      55,026
Michael E. Nugent .............          10               58.82                 22,546                      55,026
John L. Schroeder .............           8               49.02                 39,350                      46,123

-------------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

(2) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.


     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.


THE INVESTMENT MANAGER AND THE INVESTMENT MANAGEMENT AGREEMENTS

     MSDW Advisors serves as the investment manager for each Trust pursuant to an investment management agreement entered into between each Trust and MSDW Advisors dated May 31, 1997 (each a "Management Agreement" and collectively, the "Management Agreements") which took effect upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. Each Management Agreement was approved by the Board of Trustees of each respective Trust on February 21, 1997 and by each Trust's Shareholders at a Special Meeting of Shareholders held on May 20, 1997. The Management Agreements supersede earlier investment management agreements between the Trusts and MSDW Advisors and are identical in all material respects, including fees payable by a Trust thereunder, to the earlier investment management agreements, except for the dates of effectiveness and termination.


THE MANAGEMENT AGREEMENTS


     The Management Agreements of INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, CAL INSURED MUNI INCOME, and QUALITY MUNI INVESTMENT (in this section, each "Trust" refers to each of the Trusts listed at the beginning of this section), provide that MSDW Advisors shall obtain and evaluate such information and advice relating to the economy and securities and commodity markets as it deems necessary or useful to discharge its duties under the respective Management Agreements, and that it shall continuously supervise the management of the assets of each Trust in a manner consistent with the investment objectives and policies of that Trust and subject to such other limitations and directions as the Board of the Trust may, from time to time, prescribe.


     MSDW Advisors pays the compensation of the officers of each Trust who are also directors, officers or employees of the Investment Manager and provides the Trust with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. MSDW Advisors also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of MSDW Advisors, necessary or desirable). In return for its services and the expenses MSDW Advisors assumes under the Management Agreements, each Trust pays MSDW Advisors compensation which is computed and accrued weekly and payable monthly and which is determined by applying the following annual rate to each Trust's average weekly net assets as set forth in the table below:




                                                                                    MANAGEMENT
                                                                                     FEES PAID
                                                                                  TO INTERCAPITAL      NET ASSETS
                                                                  LAST FISCAL   DURING FUND'S LAST    AS OF FISCAL
FUND                                    MANAGEMENT FEE RATE         YEAR END        FISCAL YEAR         YEAR END
--------------------------------- ------------------------------ ------------- -------------------- ---------------
INSURED MUNI TRUST .............. 0.35% to the Trust's average     10/31/97         $1,696,882       $487,886,017
                                  weekly net assets
INSURED MUNI BOND ............... 0.35% to the Trust's average     10/31/97         $  382,402       $109,805,860
                                  weekly net assets
INSURED MUNI INCOME ............. 0.35% to the Trust's average     10/31/97         $2,044,850       $589,728,442
                                  weekly net assets
CAL INSURED MUNI INCOME ......... 0.35% to the Trust's average     10/31/97         $  855,171       $249,125,744
                                  weekly net assets
QUALITY MUNI INVESTMENT ......... 0.35% to the Trust's average     10/31/97         $1,331,551       $384,772,734
                                  weekly net assets

     Under the Management Agreements, each Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by MSDW Advisors, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Trust to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Trust to its Shareholders; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of MSDW Advisors or any corporate affiliate of MSDW Advisors; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by MSDW Advisors); association dues; interest payable on the Trust's borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of MSDW Advisors' operations unless otherwise explicitly provided in the respective Management Agreements.

     The administrative services called for under the Management Agreements are performed by MSDW Services, a wholly-owned subsidiary of MSDW Advisors, pursuant to a Services Agreement between InterCapital and MSDW Services.

     The Management Agreements will continue in effect for an initial term expiring April 30, 1999 and will continue in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

     Each Management Agreement also provides that it may be terminated at any time by MSDW Advisors, the Trustees or by a vote of a majority of the outstanding voting securities (Common Shares and Preferred Shares voting together as a single class) of the applicable Trust, in each instance without the payment of any penalty, on thirty days' notice and provides for its automatic termination in the event of its assignment.

THE INVESTMENT MANAGER

     Morgan Stanley Dean Witter Advisors Inc. is each Trust's investment manager. MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell M. Merin, President and Chief Executive Officer, Robert M. Scanlan, President and Chief Operating Officer and Barry Fink, Senior Vice President, Secretary and General Counsel. The principal occupations of Messrs. Merin, Scanlan and Fink are described in the preceding paragraph under the section "Election of Trustees." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

     MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which MSDW Advisors provides investment management or investment advisory services and which have similar investment objectives to those of the Trusts listed in this Proxy Statement and sets forth the fees payable to MSDW Advisors by such companies, including the Trusts, and their net assets as of July 31, 1998.

     During the fiscal years ended October 31, 1997 for INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, CAL INSURED MUNI INCOME and QUALITY MUNI INVESTMENT, each Trust accrued to MSDW Trust, each Trust's Transfer Agent and an affiliate of MSDW Advisors, transfer agency fees of $91,032, $21,281, $122,166, $40,790, and $71,128, respectively.

AFFILIATED BROKER

     Because DWR, Morgan Stanley & Co. Incorporated and MSDW Advisors are under the common control of MSDW, DWR and Morgan Stanley & Co. Incorporated are affiliated brokers of the Trusts. During each of their respective last fiscal years, the Trusts paid no brokerage commissions to DWR or Morgan Stanley & Co. Incorporated.


     (2) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Trustees of each Trust have unanimously selected the firm of PricewaterhouseCoopers LLP as each Trust's independent accountants for the respective fiscal years ending October 31, 1998. Its selection is being submitted for ratification or rejection by Shareholders of each Trust at the Meetings. PricewaterhouseCoopers LLP has been the independent accountants for each Trust since its inception, and has no direct or indirect financial interest in any of the Trusts.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meetings and will be available to respond to appropriate questions of Shareholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for each respective Trust.

     THE TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS.


                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the Meetings, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.


                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Trust must be received, as set forth in each Trust's previous proxy statement, by no later than April 12, 1999 for INSURED MUNI TRUST, INSURED MUNI BOND, INSURED MUNI INCOME, CAL INSURED MUNI INCOME and QUALITY MUNI INVESTMENT for inclusion in the proxy statement for each respective Trust's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     EACH TRUST'S MOST RECENT ANNUAL REPORT FOR THE TRUST'S MOST RECENT FISCAL YEAR END, AND, THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).


                          INTEREST OF CERTAIN PERSONS

     MSDW, MSDW Advisors, DWR, MSDW Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                 OTHER BUSINESS

     The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                      By Order of the Board of Trustees


                                   BARRY FINK
                                   Secretary

                                                                       APPENDIX

     MSDW Advisors serves as investment manager or investment adviser to the Trusts and the other investment companies listed below which have similar investment objectives to that of the Trusts. Set forth below is a chart showing the net assets of each such investment company as of July 31, 1998 and the investment management or advisory fee rate(s) applicable to such investment company.




                                                                     CURRENT INVESTMENT
                                                                       MANAGEMENT OR
                                                                    ADVISORY FEE RATE(S)
                                               NET ASSETS             AS A PERCENTAGE
                                             AS OF 07/31/98            OF NET ASSETS
                                            ---------------- ---------------------------------
 1. MORGAN STANLEY DEAN WITTER
    CALIFORNIA TAX-FREE INCOME FUND* .......  $  899,701,615  0.55% on assets up to $500 million, scaled down at
                                                              various asset levels to 0.45%
                                                              on assets over $1.25 billion
 2. MORGAN STANLEY DEAN WITTER LIMITED
    TERM MUNICIPAL TRUST* ..................      54,982,854  0.50%

 3. MORGAN STANLEY DEAN WITTER
    MULTI-STATE MUNICIPAL SERIES TRUST* ....     374,559,658  0.35%

 4. MORGAN STANLEY DEAN WITTER
    NEW YORK TAX-FREE INCOME FUND* .........      161,886,915 0.55% on assets up to $500
                                                              million and 0.525% on assets
                                                              over $500 million

 5. MORGAN STANLEY DEAN WITTER
    TAX-EXEMPT SECURITIES TRUST* ...........    1,165,842,738 0.50% on assets up to $500
                                                              million, scaled down at
                                                              various asset levels to 0.325%
                                                              on assets over $1.25 billion

 6. INTERCAPITAL CALIFORNIA INSURED
    MUNICIPAL INCOME TRUST** ...............      252,642,344  0.35%

 7. INTERCAPITAL CALIFORNIA QUALITY
    MUNICIPAL SECURITIES** .................      213,113,218  0.35%

 8. INTERCAPITAL INSURED CALIFORNIA
    MUNICIPAL SECURITIES** .................       66,110,944  0.35%

 9. INTERCAPITAL INSURED MUNICIPAL BOND
    TRUST** ................................      109,738,803  0.35%

10. INTERCAPITAL INSURED MUNICIPAL
    INCOME TRUST** .........................      589,723,988  0.35%

11. INTERCAPITAL INSURED MUNICIPAL
    SECURITIES** ...........................      140,038,039  0.35%

12. INTERCAPITAL INSURED MUNICIPAL
    TRUST** ................................      487,357,105  0.35%

13. INTERCAPITAL NEW YORK QUALITY
    MUNICIPAL SECURITIES** .................       97,537,403  0.35%

14. INTERCAPITAL QUALITY MUNICIPAL
    INCOME TRUST** .........................      744,210,387  0.35%

                                                                    CURRENT INVESTMENT
                                                                       MANAGEMENT OR
                                                                   ADVISORY FEE RATE(S)
                                              NET ASSETS              AS A PERCENTAGE
                                            AS OF 07/31/98             OF NET ASSETS
                                           ---------------- ----------------------------------
15. INTERCAPITAL QUALITY MUNICIPAL
    INVESTMENT TRUST** .....................  $  384,875,411  0.35%

16. INTERCAPITAL QUALITY MUNICIPAL
    SECURITIES** ...........................     366,549,431  0.35%

17. MUNICIPAL INCOME TRUST** .............       300,015,985  0.35% on assets up to $250
                                                              million and 0.25% on assets
                                                              over $250 million

18. MUNICIPAL INCOME TRUST II** ..........       273,078,337  0.40% on assets up to $250
                                                              million and 0.30% on assets
                                                              over $250 million

19. MUNICIPAL INCOME TRUST III** .........        63,248,388  0.40% on assets up to $250
                                                              million and 0.30% on assets
                                                              over $250 million

20. MUNICIPAL INCOME OPPORTUNITIES
    TRUST** ................................     185,081,017  0.50%

21. MUNICIPAL INCOME OPPORTUNITIES
    TRUST II** .............................     179,840,147  0.50%


22. MUNICIPAL INCOME OPPORTUNITIES
    TRUST III** ............................     105,492,514  0.50%

23. MUNICIPAL PREMIUM INCOME TRUST** .....       352,886,392  0.40%

24. MORGAN STANLEY DEAN WITTER SELECT
    MUNICIPAL REINVESTMENT FUND*** .........      91,142,928  0.50%

25. MORGAN STANLEY DEAN WITTER HAWAII
    MUNICIPAL TRUST*(1) ....................       5,923,320  0.35%(1)

----------
*     Open-end investment company

**    Closed-end investment company

*** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions

(1) MSDW Advisors has undertaken, until January 1, 1999, to continue to assume all operating expenses (except for any 12b-1 and brokerage fees) of Morgan Stanley Dean Witter Hawaii Municipal Trust and to waive the compensation provided for in its investment management agreement with that company.

                     INTERCAPITAL INSURED MUNICIPAL TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Insured Municipal Trust on October 20, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 7, 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK


                                                                 COMMON SHARES

                                                              FOR ALL
1. Election of three (3) Trustees          FOR    WITHHOLD    EXCEPT
                                           [ ]      [ ]         [ ]


   Edwin J. Garn,    Michael E. Nugent,    Philip J. Purcell


2. Ratification of                         FOR    AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP              [ ]      [ ]         [ ]
   As Independent Accountants



 IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                 Date
                                                      ------------------------

Please make sure to sign and date this Proxy using black or blue ink.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Shareholder sign in the box above


------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above


-------------------------------------------------------------------------------
                        PLEASE DETACH AT PERFORATION





                      INTERCAPITAL INSURED MUNICIPAL TRUST


-------------------------------------------------------------------------------

                                   IMPORTANT


                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

-------------------------------------------------------------------------------

 PRX 00094

                     INTERCAPITAL INSURED MUNICIPAL TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Insured Municipal Trust on October 20, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 7, 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                             PREFERRED SHARES


                                                              FOR ALL
1. Election of three (3) Trustees          FOR    WITHHOLD    EXCEPT
                                           [ ]      [ ]         [ ]


   Edwin J. Garn,    Michael E. Nugent,    Philip J. Purcell


2. Ratification of                         FOR    AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP              [ ]      [ ]         [ ]
   As Independent Accountants



   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

   Election of one (1) Preferred Trustee     FOR    WITHHOLD
                                             [ ]       [ ]

   John R. Haire
                                                 Date
                                                      ------------------------

Please make sure to sign and date this Proxy using black or blue ink.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Shareholder sign in the box above


------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above


-------------------------------------------------------------------------------
 PRX 00094                  PLEASE DETACH AT PERFORATION





                      INTERCAPITAL INSURED MUNICIPAL TRUST


-------------------------------------------------------------------------------

                                   IMPORTANT


                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

-------------------------------------------------------------------------------

                   INTERCAPITAL INSURED MUNICIPAL BOND TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Insured Municipal Bond Trust on October 20, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 7, 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                                 COMMON SHARES


                                                              FOR ALL
1. Election of one (1) Trustee             FOR    WITHHOLD    EXCEPT
                                           [ ]      [ ]         [ ]


   Michael Bozic


2. Ratification of                         FOR    AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP              [ ]      [ ]         [ ]
   As Independent Accountants



 IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                 Date
                                                      ------------------------

Please make sure to sign and date this Proxy using black or blue ink.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Shareholder sign in the box above


------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above


-------------------------------------------------------------------------------
                        PLEASE DETACH AT PERFORATION






                  INTERCAPITAL INSURED MUNICIPAL BOND TRUST


-------------------------------------------------------------------------------

                                   IMPORTANT


                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

-------------------------------------------------------------------------------


PRX 00092

                   INTERCAPITAL INSURED MUNICIPAL BOND TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Insured Municipal Bond Trust on October 20, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 7, 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                             PREFERRED SHARES


                                                              FOR ALL
1. Election of one (1) Trustee             FOR    WITHHOLD    EXCEPT
                                           [ ]      [ ]         [ ]


   Michael Bozic


2. Ratification of                         FOR    AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP              [ ]      [ ]         [ ]
   As Independent Accountants



 IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Election of one (1) Preferred Trustee      FOR    WITHHOLD
                                           [ ]       [ ]

Charles A. Fiumefreddo
                                                 Date
                                                      ------------------------

Please make sure to sign and date this Proxy using black or blue ink.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Shareholder sign in the box above


------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above


-------------------------------------------------------------------------------
 PRX 00092                  PLEASE DETACH AT PERFORATION





                   INTERCAPITAL INSURED MUNICIPAL BOND TRUST


-------------------------------------------------------------------------------

                                   IMPORTANT


                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

-------------------------------------------------------------------------------

                  INTERCAPITAL INSURED MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Insured Municipal Income Trust on October 20, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 7, 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                                 COMMON SHARES


                                                              FOR ALL
1. Election of one (1) Trustee             FOR    WITHHOLD    EXCEPT
                                           [ ]      [ ]         [ ]


   Michael E. Bozic


2. Ratification of                         FOR    AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP              [ ]      [ ]         [ ]
   As Independent Accountants



 IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                 Date
                                                      ------------------------

Please make sure to sign and date this Proxy using black or blue ink.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Shareholder sign in the box above


------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above


-------------------------------------------------------------------------------
                        PLEASE DETACH AT PERFORATION






                  INTERCAPITAL INSURED MUNICIPAL INCOME TRUST


-------------------------------------------------------------------------------

                                   IMPORTANT


                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

-------------------------------------------------------------------------------


PRX 00110

                  INTERCAPITAL INSURED MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Insured Municipal Income Trust on October 20, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 7, 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                             PREFERRED SHARES


                                                              FOR ALL
1. Election of one (1) Trustee             FOR    WITHHOLD    EXCEPT
                                           [ ]      [ ]         [ ]


   Michael Bozic


2. Ratification of                         FOR    AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP              [ ]      [ ]         [ ]
   As Independent Accountants



 IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Election of one (1) Preferred Trustee      FOR    WITHHOLD
                                           [ ]       [ ]

Charles A. Fiumefreddo
                                                 Date
                                                      ------------------------

Please make sure to sign and date this Proxy using black or blue ink.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Shareholder sign in the box above


------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above


-------------------------------------------------------------------------------
 PRX 00110                  PLEASE DETACH AT PERFORATION





                   INTERCAPITAL INSURED MUNICIPAL INCOME TRUST


-------------------------------------------------------------------------------

                                   IMPORTANT


                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

-------------------------------------------------------------------------------

            INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital California Insured Municipal Income Trust on October 20, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 7, 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                                 COMMON SHARES


                                                              FOR ALL
1. Election of one (1) Trustee             FOR    WITHHOLD    EXCEPT
                                           [ ]      [ ]         [ ]


   Michael Bozic


2. Ratification of                         FOR    AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP              [ ]      [ ]         [ ]
   As Independent Accountants



 IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                 Date
                                                      ------------------------

Please make sure to sign and date this Proxy using black or blue ink.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Shareholder sign in the box above


------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above


-------------------------------------------------------------------------------
                        PLEASE DETACH AT PERFORATION






             INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST


-------------------------------------------------------------------------------

                                   IMPORTANT


                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

-------------------------------------------------------------------------------


PRX 00120

            INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital California Insured Municipal Income Trust on October 20, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 7, 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                             PREFERRED SHARES


                                                              FOR ALL
1. Election of one (1) Trustee             FOR    WITHHOLD    EXCEPT
                                           [ ]      [ ]         [ ]


   Michael Bozic


2. Ratification of                         FOR    AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP              [ ]      [ ]         [ ]
   As Independent Accountants



 IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Election of one (1) Preferred Trustee      FOR    WITHHOLD
                                           [ ]       [ ]

Charles A. Fiumefreddo
                                                 Date
                                                      ------------------------

Please make sure to sign and date this Proxy using black or blue ink.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Shareholder sign in the box above


------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above


-------------------------------------------------------------------------------
 PRX 00120                  PLEASE DETACH AT PERFORATION





             INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST


-------------------------------------------------------------------------------

                                   IMPORTANT


                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

-------------------------------------------------------------------------------

                INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Quality Municipal Investment Trust on October 20, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 7, 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                                 COMMON SHARES


                                                              FOR ALL
1. Election of three (3) Trustees          FOR    WITHHOLD    EXCEPT
                                           [ ]      [ ]         [ ]


   Edwin J. Garn,  Michael E. Nugent,  Philip J. Purcell


2. Ratification of                         FOR    AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP              [ ]      [ ]         [ ]
   As Independent Accountants



 IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                 Date
                                                      ------------------------

Please make sure to sign and date this Proxy using black or blue ink.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Shareholder sign in the box above


------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above


-------------------------------------------------------------------------------
                        PLEASE DETACH AT PERFORATION






             INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST


-------------------------------------------------------------------------------

                                   IMPORTANT


                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

-------------------------------------------------------------------------------


PRX 00093

                INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of InterCapital Quality Municipal Investment Trust on October 20, 1998, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 7, 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

[X]  PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                             PREFERRED SHARES


                                                              FOR ALL
1. Election of three (3) Trustees          FOR    WITHHOLD    EXCEPT
                                           [ ]      [ ]         [ ]


   Edwin J. Garn,  Michael E. Nugent,  Philip J. Purcell


2. Ratification of                         FOR    AGAINST     ABSTAIN
   PricewaterhouseCoopers LLP              [ ]      [ ]         [ ]
   As Independent Accountants



   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

   Election of one (1) Preferred Trustee     FOR    WITHHOLD
                                             [ ]       [ ]

   John R. Haire
                                                 Date
                                                      ------------------------

Please make sure to sign and date this Proxy using black or blue ink.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Shareholder sign in the box above


------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above


-------------------------------------------------------------------------------
 PRX 00093                 PLEASE DETACH AT PERFORATION





                   INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST


-------------------------------------------------------------------------------

                                   IMPORTANT


                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

-------------------------------------------------------------------------------